INVESCO CHARTER FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 30,630
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $     22
           Class C                                                     $    165
           Class R                                                     $    213
           Class S                                                     $    181
           Class Y                                                     $  1,150
           Class R5                                                    $    464
           Class R6                                                    $     41

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.1645
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.0148
           Class C                                                     $ 0.0148
           Class R                                                     $ 0.1144
           Class S                                                     $ 0.1838
           Class Y                                                     $ 0.2128
           Class R5                                                    $ 0.2343
           Class R6                                                    $ 0.2480

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      190,703
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        1,098
           Class C                                                       11,212
           Class R                                                        1,922
           Class S                                                        1,056
           Class Y                                                        8,869
           Class R5                                                       1,851
           Class R6                                                         167

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  17.96
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                     $  16.91
           Class C                                                     $  16.97
           Class R                                                     $  17.80
           Class S                                                     $  17.96
           Class Y                                                     $  18.03
           Class R5                                                    $  18.72
           Class R6                                                    $  18.71

INVESCO DIVERSIFIED DIVIDEND FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 56,715
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $     82
           Class C                                                     $  4,481
           Class R                                                     $  2,124
           Class Y                                                     $ 49,779
           Investor Class                                              $ 20,334
           Class R5                                                    $ 39,312
           Class R6                                                    $ 33,770

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.1795
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.1040
           Class C                                                     $ 0.1039
           Class R                                                     $ 0.1552
           Class Y                                                     $ 0.2045
           Investor Class                                              $ 0.1819
           Class R5                                                    $ 0.2086
           Class R6                                                    $ 0.2183

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      309,621
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          652
           Class C                                                       44,880
           Class R                                                       15,275
           Class Y                                                      309,848
           Investor Class                                               110,318
           Class R5                                                     195,173
           Class R6                                                     169,562

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  19.73
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                     $  19.51
           Class C                                                     $  19.48
           Class R                                                     $  19.80
           Class Y                                                     $  19.76
           Investor Class                                              $  19.72
           Class R5                                                    $  19.74
           Class R6                                                    $  19.74

INVESCO SUMMIT FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $      -
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class P                                                     $  1,095
           Class S                                                     $      -
           Class Y                                                     $      7
           Class R5                                                    $      -

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.0000
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class P                                                     $ 0.0108
           Class S                                                     $ 0.0024
           Class Y                                                     $ 0.0276
           Class R5                                                    $ 0.0377

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,346
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           22
           Class C                                                          329
           Class P                                                      104,090
           Class S                                                          195
           Class Y                                                          432
           Class R5                                                           1
           Class R6                                                           1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  17.87
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  16.46
           Class C                                                     $  16.40
           Class P                                                     $  18.08
           Class S                                                     $  17.96
           Class Y                                                     $  18.03
           Class R5                                                    $  18.10
           Class R6                                                    $  18.10